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                                                                   Exhibit 10.36

                             Hurray! Solutions Ltd.

              CONTRACT RELATING TO THE EXCLUSIVE PURCHASE RIGHT OF
                                EQUITY INTEREST

                             Dated as of May 5, 2004

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                              CONTRACT RELATING TO
               THE EXCLUSIVE PURCHASE RIGHT OF AN EQUITY INTEREST

The Contract Relating to the Exclusive Purchase Right of An Equity Interest, dated as of May 5, 2004 (this "Contract"), is made in Beijing by and among:

     (1) Hurray! Holding Co., Ltd. (the "Lender"), a limited company established and registered in Cayman Islands, with the address at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies (the "Party A");

     (2) Xiang Songzuo, Citizen of the People's Republic of China (the "PRC"), holding the Identification Card of the PRC (No.: 110108650128011), with the address at 502 Building 29, Fumin Xincun, Futian District, Shenzhen City, Guangdong Province (the "Party B"); and

     (3) Hurray! Solutions Ltd., a limited liability company organized and existing under the laws of the PRC, with the legal registration address at Room 318, Floor 3, No.12 Fuxing Road, Haidian District, Beijing (the "Party C").

     As used in this Contract, Party A, Party B, and Party C is "the Party" respectively, and "Parties to the Contract" in all.

     WHEREAS,

     1.   Party B has the ownership of 15% equity interest in Party C.

     2. Party C and Hurray! Times Communications (Beijing) Ltd., a 100% owned subsidiary company of Party A within PRC, entered into a series of contracts such as Exclusive Technical Consulting and Services Agreement Contracts.

NOW, THEREFORE, the parties to this Contract hereby agree as follows:

1.   Purchase and Sale of Equity Interest
     ------------------------------------

Section 1.1 Authorization
            -------------

Party B hereby irrevocably delivers to Party A, under the laws of the PRC, an irrevocable sole authority ("Purchase Right of Equity Interest") for Party A or one or more persons designated by Party A (the "Designated Persons") to purchase (in accordance with steps

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decided by Party A and at the price specified in Section 1.3 hereof) at any time from Party B all or part of Party B's equity interest in Party C. Except for Party A and the Designated Persons, Party B shall not grant such right to any other party. Party C hereby agrees to the delivery of Purchase Right of Equity Interest from Party B to Party A. As specified in this Section and this Contract, "person" has the meaning of Person, Corporation, Joint Venture, Partnership, Enterprise, Trust or Non-Corporation Organization.

Section 1.2 Steps
            -----

     The performance of Purchase Right of Equity Interest of Party A shall be upon and subject to the laws and regulations of PRC. Party A shall send a written notice (the "Notice of Purchase of Equity Interest") to Party B upon its performance of Purchase Right of Equity Interest, the Notice of Purchase of Equity Interest shall have in it the following contents:

     (a)  Party A's decision of the performance of purchase right;

     (b) The Equity Interest to be purchased by Party A from Party B (the "Purchased Equity Interest");

     (c)  Purchase Date/Equity Interest Transferring Date.

Section 1.3 Purchase Price
            --------------

Except as required by law to evaluate, the price of the Purchased Equity Interest ("Purchase Price") shall be an equivalent of the actual amount of the Purchased Equity Interest contributed by Party B.

The Purchase Price is subject to applicable laws and regulations of PRC.

Section 1.4 Transfer of the Purchased Equity Interest
            -----------------------------------------

Every time upon Party A's performance of the Purchase Right of Equity Interest:

(a) Party B shall urge Party C to convene the shareholders meeting, and during the meeting, to pass the decision or resolution to transfer the equity interest from Party B to Party A and/or the Designated Persons;

(b) Party B shall, upon the terms and conditions of this Contract and the Notice of Purchase of Equity Interest, enter into Equity Interest Transfer Contract with Party A

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     (or, in applicable situation, the Designated Persons);

(c) The related parties shall execute all other requisite contracts, agreements or documents, acquire all requisite approval and consent of the government, and, without any security interest, perform all requisite action to transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Person, and to cause Party A and/or the Designated Person to be the registered owner of the Purchased Equity Interest. For this Section and this Contract, "Security Interest" has the meaning of security, mortgage, right or interest of the third party, any purchase right of equity interest, right of acquisition, prior purchase right, right of set-off, ownership detainment or other security arrangements. To further define the meaning, it does not include any security interest subject to this Contract or the equity interest pledge contract of Party B. As described in this Section and this Contract, "the Equity Interest Pledge Contract of Party B" has the meaning of the Equity Interest Pledge Contract entered into by Hurray! Times Communications (Beijing) Ltd. and Party B dated as of the execution date of this Contract. According to the said Contract, to secure Party C to perform the obligations subject to the Exclusive Technology Consulting and Service Agreement entered into between Party C and Hurray! Times Communications (Beijing) Ltd., Party B pledges all its equity interest in Party C to Hurray! Times Communications (Beijing) Ltd.

Section 1.5 Payment
            -------

As contemplated in the Loan Contract, any proceeds gained by Party B from the transfer of its equity interest in Party C shall be used, as the payment to its loan borrowed from Party A. Therefore, upon the performance of the Purchase Right of Equity Interest by Party A, the Purchase Price shall be used as the payment from Party B to Party A subject to the loan. Party A does not need pay the Purchase Price to Party B anymore.

2. Promises Relating to Equity Interest
   ------------------------------------

Section 2.1 Promises of Party C
            -------------------

Party C hereby promises:

(a) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, in any form, to complement, change or renew the Articles of the Association of Party C, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

(b) Following kind finance and business standard and tradition, to maintain the existence

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     of the corporation and prudently and effectively operate business and process affairs;

(c) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose in any other form any assets, legitimate or beneficial interest of the business or income of Party C, or to approve any other security interest set on it;

(d) Without prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, no debt shall take place, be inherited, be guaranteed, or be allowed to exist, with the exception of:
     (i) debt from normal or daily business but not from borrowing; (ii) debt having been disclosed to Party A or having gained written consent from Party A;

(e) To normally operate all business to maintain the asset value of Party C, without doing or otherwise taking any action that sufficiently adversely affects the operation and asset value;

(f) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to enter into any material contract, with the exception of the contract entered into during the normal business (As in this paragraph, a contract with a value more than RMB One Million (RMB 1,000,000) shall be seemed as a material contract);

(g) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to provide loan or credit loan to anyone;

(h) Upon the request of Party A, to provide all operation and finance materials relevant to Party C;

(i) Party C purchases and holds all insurance from the insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same area, operating the similar business and owning the similar properties and assets;

(j) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to merge or associate with any person, or purchase any Person or invest in any Person;

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(k)  To immediately notify Party A the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party C;

(l) In order to keep the ownership of Party C to all its assets, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

(m) Without prior written notice by Party A, not to assign stock interests to shareholders in any form, but upon the request of Party A, to assign all or part of its assignable profits to their own shareholders; and

(n) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to commission any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C.

Section 2.2 Promises of Party B
            -------------------

Party B promises:

(a) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(b) To cause the authorized representative(s) commissioned by it not to approve at the Board of Shareholders to, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, sale, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(c) To cause the authorized representative(s) commissioned by it not to approve at the Board of Shareholders Party C to, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, merger or associate with any person, or purchase any person or invest in any person;

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(d)  To immediately notify Party A the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by it;

(e) To cause the authorized representative(s) commissioned by it to vote to approve at Board of Shareholders the transfer of the Purchased Equity Interest subject to this Contract;

(f) In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

(g) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to commission any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C;

(h) Upon the request of Party A at any time, to immediately transfer its equity interest to the representative designated by Party A unconditionally and at any time, and abandon its prior purchase right of such equity interest transferring to another available shareholder; and

(i) To prudently comply with the terms and conditions of this Contract and other contracts entered into totally or respectively by Party B, Party C and Party A and Hurray! Times Communications (Beijing) Ltd., to actually perform all obligations under these contracts, without doing or otherwise any action that sufficiently affects the validity and enforceability of these contracts.

3. Representations and Warranties
   ------------------------------

Representations and Warranties of Party B and Party C
-----------------------------------------------------

Dated as of the execution date of this Contract and every transferring date, Party B and Party C hereby represents and warrants together and respectively to
-------------------
Party A as follows:

(a) It has the power and ability to enter into and deliver this Contract, and any equity interest transferring contract ("Transferring Contract", respectively) having it as a party, for every single transfer of the purchased equity interest according to this Contract, and to perform its obligations under this Contract and any Transferring Contract. Upon execution, this Contract and the Transferring Contracts having it as a

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     party constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

(b) The execution, delivery of this Contract and any Transferring Contract and performance of the obligations under this Contract and any Transferring Contract do not: (i) cause to violate any relevant laws of PRC; (ii) constitute a conflict with its Articles of Association or other organizational documents; (iii) cause to breach any contract or instruments to which it is a party or having binding obligation on it, or cause to breach any contract or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

(c) Party C bears the kind and sellable ownership of its equity interest in Party C. Party C does not set any security interest on the said assets, with the exception of the pledge of equity interests agreed by Party A and Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC;

(d) Party C does not have any undischarged debt, with the exception of (i) debt from its normal business; and (ii) debt having been disclosed to Party A and having gained written consent from Party A;

(e) Party C abides by all laws and regulations applicable to the purchase of assets; and

(f) No litigation, arbitration or administrative procedure relating to equity interest, assets of Party C or the corporation is underway or to be decided or to probably take place.

4. Effective Date
   --------------

This Contract shall be effectively dated from the execution date, with the term of effect as 10 years, and can be extended to another 10 years by the choice of Party A.

5. Applicable Law and Dispute Resolution
   -------------------------------------

Section 5.1 Applicable Law
            --------------

The execution, validity, construing and performance of this Contract, and resolution of the disputes under this Contract, shall be in accordance with the laws of PRC.

Section 5.2 Dispute Resolution
            ------------------

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Any dispute arising from the construing and performance of this Contract shall be settled through friendly consultation between the parties of this Contract. If no settlement can be reached through such consultation within thirty (30) days after the date of the written notice sent by one party to the other requesting to settle the dispute, then each of the parties shall have the right to refer the matter to China International Economic and Trade Arbitration Commission, for settlement by arbitration according to the its valid arbitration rules at the appointed time. The arbitration shall take place in Beijing. The arbitration result is final, and is binding to both parties of this Contract.

6. Taxes and Expenses
   ------------------

Every party shall, according to laws of PRC, bear any and all transferring and registering taxes, costs and expenses for the preparation and execution of this Contract and all Transferring Contracts, and those arising from or imposed on the party, to complete the transactions of this Contract and all Transferring Contracts.

7. Notices
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This Contract requires that notices or other communications sent by any party or corporation shall be written in Chinese, and be delivered in person, by mail or telecopy to other parties at the following addresses or other specified addresses noticed by other parties to the party. The date deemed to be duly given or made shall be confirmed as follows: (a) for notices delivered in person, the date of delivery shall be deemed as having been duly given or made;
(b) for notices delivered by mail, the tenth day of the delivery date of air certified mail with postage prepaid (as shown on stamp) shall be deemed as having been duly given or made; and (c) for notices by telecopy, the receipt date showed on the delivery confirming paper of the relevant document shall be deemed as having been duly given or made.

Party A:   Hurray! Holding Co., Ltd.
Address: Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies

Party B:   Xiang Songzuo
Address: 502 Building 29, Fumin Xincun, Futian District, Shenzhen City, Guangdong Province

Party C:   Hurray! Solutions Ltd.
Address:   Room 318, Floor 3, No.12 Fuxing Road, Haidian District, Beijing

8. Confidentiality
   ---------------

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Both the parties admit and confirm any oral or written materials exchanged by the parties relating to this Contract are confidential. Both parties shall maintain the secrecy and confidentiality of all such materials. Without written approval by the other party, the party shall not disclose to ay third party any relevant materials, but with the exception of the following: (a) the public know or may know such materials (but not disclosed by the party accepting the materials); (b) materials needed to be disclosed subject to applicable ordinances; or (c) any party necessarily discloses materials to its legal or financial consultant relating the transaction of this Contract, and this legal or financial consultant shall have the obligation of confidentiality similar to that set forth in this Section. The breach of the obligation of confidentiality by staff or employed institution of any party shall be deemed as the breach of such obligation by that party, and by whom the liabilities for breach shall be bored. No matter this Contract may terminate by any reason, this Section shall continue in force and effect.

9. Further Warranties
   ------------------

The Parties to the Contract agree to promptly execute documents reasonably requisite to the performance of the provisions and the aim of this Contract or documents beneficial to it, and to take actions reasonably requisite to the performance of the provisions and the aim of this Contract or actions beneficial to it.

10. Miscellaneous
    -------------

Section 10.1 Amendment, Modification and Supplement
             --------------------------------------

Amendment, modification and supplement of this Contract shall be subject to the written agreement executed by each party.

Section 10.2 Observance of Laws and Regulations
             ----------------------------------

The parties of the contract shall observe and make sure the operation of each party fully observe all laws and regulations of PRC officially published and publicly gainable.

Section 10.3 Entire Contract
             ---------------

Except for a written amendment, supplement and modification of this Contract following the date of execution, this contract constitutes the entire contract of the parties hereto with respect to the object hereof and supersedes all prior oral or written agreements, representation and contracts with respect to the object hereof.

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Section 10.4 Headings
             --------

The headings contained in this Contract are for convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Contract.

Section 10.5 Language
             --------

This Agreement is executed by Chinese in three copies.

Section 10.6 Severability
             ------------

If any one or more provisions of this Contract are judged as invalid, illegal or non-enforceable in any way according to any laws or regulations, the validity, legality and enforceability of other provisions hereof shall not be affected or impaired in any way. All parties shall, through sincere consultation, urge to replace those invalid, illegal or non-enforceable provisions with valid ones, and from such valid provisions, similar economic effects shall be tried to reach as from those invalid, illegal or non-enforceable provisions.

Section 10.7 Successor
             ---------

This Contract shall bind and benefit the successor of each party and the transferee allowed by each party.

Section 10.8 Survival
             --------

(a) Any obligation taking place or at term hereof prior to the end or termination ahead of the end of this Contract shall continue in force and effect notwithstanding the occurrence of the end or termination ahead of the end of the Contract.

(b) Section 5, Section 8 and Section 10.8 hereof shall continue in force and effect after the termination of this Contract.

Section 10.9 Waiver
             ------

Any party to this Contract may waive the terms and conditions of this Contract. Such waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver by a party to the breach hereof by other parties in certain situation shall not be construed as a waiver to any similar breach by other parties in other situation.

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IN WITNESS THEREFORE, the parties hereof have caused the Contract Relating to the Exclusive Purchase Right of An Equity Interest to be executed by their duly authorized representatives as of the date first written above.

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By: /s/ Wang Qindai
    ------------------------------------
Party A: Hurray! Holding Co., Ltd.


By:
    ------------------------------------
Name: Wang Qindai
Title:


By: /s/ Xiang Songzuo
    ------------------------------------
Party B: Xiang Songzuo


By:
    ------------------------------------
Name: Xiang Songzuo


By: /s/ Xiang Songzuo
    ------------------------------------
Party C: Hurray! Solutions Ltd.


By:
    ------------------------------------
Name: Xiang Songzuo
Title:

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